License Agreements	12 Months Ended
Dec. 31, 2018
License Agreements
License Agreements

5. License Agreements

Liquidia performs research under a license agreement with The University of North Carolina at Chapel Hill (“UNC”) as amended to date (the “UNC Letter Agreement”). As part of the UNC Letter Agreement, Liquidia holds an exclusive license to certain research and development technologies and processes in various stages of patent pursuit, for use in its research and development and commercial activities, with a term until the expiration date of the last to expire patent subject to the UNC Letter Agreement, subject to industry standard diligence compliance. Under the UNC Letter Agreement, Liquidia is obligated to pay UNC royalties equal to a low single‑digit percentage of all net sales of Liquidia drug products whose manufacture, use or sale includes any use of the technology or patent rights covered by the UNC Letter Agreement. Liquidia may grant sublicenses of UNC licensed intellectual property in return for specified payments based on a percentage of any fee, royalty or other consideration received.

In connection with the development and collaboration agreements (see Note 6) entered into with GSK in June 2012, Liquidia paid sublicense fees to UNC and amortized each into research and development expense over the period of specific performance with GSK. Also, in connection with that sublicense fee, Liquidia agreed to issue $1.2 million of Series C-1 preferred shares to UNC under the same terms provided to other Series C-1 holders and an unsecured promissory note for $0.6 million. Refer to Note 11 for additional details on the unsecured promissory note.

In 2012 and 2015, GSK Vaccines and GSK Inhaled made up-front payments to the Company of $14.0 million and $20.0 million combined, respectively. On such payments, the Company incurred sublicense fees to UNC of $2.8 million and $2.5 million, respectively, which were amortized into Cost of Sales in the accompanying Statements of Operations and Comprehensive Loss on a straight-line basis over the corresponding periods of revenue recognition of the related payments.

In June 2016, Liquidia entered into an amendment to the UNC Letter Agreement, whereby the date for completion of a milestone requiring launch of a commercial product was extended from January 1, 2018 to December 31, 2020. In addition, a 2016 letter agreement was accepted by UNC that detailed Liquidia’s efforts in satisfying the obligations of two milestones related to developing and commercializing the licensed technology under the UNC Letter Agreement as of December 31, 2015, and accepted such efforts as satisfying the two milestones dated January 1, 2016. The 2016 letter agreement also included extending the maturity date of the promissory note (see Note 11) to December 31, 2017 and payment of an additional $1.5 million fee in exchange for modifying these progress milestones required under the UNC Letter Agreement. In December 2017, the Company executed an amendment to the UNC Letter Agreement that extended the maturity date of the promissory note from December 31, 2017 to June 30, 2018. In June 2018, the Company executed an amendment to the UNC Promissory Note that extended the maturity date of the promissory note from June 30, 2018 to December 31, 2018 with the potential for acceleration depending on the proceeds of the IPO. The UNC Letter Agreement was repaid in full and extinguished in 2018 (see Note 11).